UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2012

Stakool, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-24723	88-0393257
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8640 Philips Highway, Suite 5 Jacksonville, Florida 32256
(Address of Principal Executive Offices)

(904) 425-1209
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES

On April 27, 2012, Stakool, Inc. a Nevada corporation (the “Company”) issued an aggregate of 9,715,000 shares of the Company’s common stock, par value $0.001 per share (the “Initial Shares”), to Ironridge Global IV, Ltd.  (“Ironridge”), in settlement of $284,917.22 of the Company’s accounts payable (the “Accounts Payable”). The issuance is exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 3(a)(10) thereof, as an issuance of securities in exchange for bona fide outstanding claims, where the terms and conditions of such issuance are approved by a court after a hearing upon the fairness of such terms and conditions.

The Initial Shares were issued pursuant to an Order for Approval of Stipulation for Settlement of Claims (the “Order”) between the Company and Ironridge, in settlement of the bona fide accounts payable of the Company, which had been purchased by Ironridge from certain creditors of the Company, in an amount equal to the Accounts Payable, plus fees and costs. The Order was entered by the Superior Court of the State of California, County of Los Angeles, Central District (Case No. BC482805) on April 26, 2012. The Order also provides for an adjustment in the total number of shares which may be issuable to Ironridge based on a calculation period for the transaction, defined as that number of consecutive trading days following the date on which the Initial Shares were issued (the “Issuance Date”) required for the aggregate trading volume of the Common Stock, as reported by Bloomberg LP, to exceed $1,750,000 (the “Calculation Period”). Pursuant to the Order, Ironridge will retain 1,000,000 shares of the Company’s Common Stock, plus that number of shares (the “Final Amount”) with an aggregate value equal to (a) the sum of the Accounts Payable plus $28,492 and reasonable attorney fees through the end of the Calculation Period, (b) divided by 70% of the following: the volume weighted average price (“VWAP”) of the Common Stock over the length of the Calculation Period, as reported by Bloomberg, not to exceed the arithmetic average of the individual daily VWAPs of any five trading days during the Calculation Period.

Pursuant to the Order, for every 3,000,000 million shares of the Company’s Common Stock that trade during the Calculation Period, or if at any time during the Calculation Period a daily VWAP is below 80% of the closing price on the day before the Issuance Date, the Company will immediately issue additional shares (each, an “Additional Issuance”), subject to a 9.99% beneficial ownership limitation specified in the Order. At the end of the Calculation Period, (a) if the sum of the Initial Shares and any Additional Issuance is less than the Final Amount, the Company shall immediately issue additional shares to Ironridge, up to the Final Amount, and (b) if the sum of the Initial Shares and any Additional Issuance is greater than the Final Amount, Ironridge shall promptly return any remaining shares to the Company and its transfer agent for cancellation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAKOOL, INC.

Date: July 2, 2012	By:	/s/ Peter Hellwig
Name: Peter Hellwig
Title: Chief Executive Officer/President